UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2017
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
On February 22, 2017 (the “Amendment Effective Date”), Open Text Corporation (“OpenText”) entered into a Repricing Amendment and Amendment No. 2 to Credit Agreement (“Amendment No. 2”) by and among OpenText, as guarantor, Open Text GXS ULC, as borrower (the “Borrower”), the other guarantors party thereto, each of the lenders party thereto and Barclays Bank PLC, as administrative agent (the “Agent”).
Amendment No. 2 amends the Credit Agreement dated as of January 16, 2014 (as amended by Amendment No. 1, dated as of June 16, 2016, the “Credit Agreement”), by and among the Borrower, OpenText and the other domestic guarantors party thereto, the Agent and the lenders from time to time party thereto, to provide for, among other things, a reduction of the interest rate margin applicable to the outstanding Term B loans from 2.50% to 2.00%, with respect to LIBOR advances (with the LIBOR floor reduced from 0.75% to 0.00%), and from 1.50% to 1.00%, with respect to ABR advances.
The Term B loans amortize in equal quarterly installments of 0.25% of the original principal amount thereof, with the balance payable on the date that is seven years after the date of the Credit Agreement. The Term B loans are unconditionally guaranteed by each of the guarantors and are secured by a first charge on substantially all of the assets of the Borrower and the guarantors on a pari passu basis with Open Text’s revolving credit facility.
The foregoing description of Amendment No. 2 is not intended to be complete and is qualified in its entirety by reference to Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above regarding Amendment No. 2 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1
Repricing Amendment and Amendment No. 2 dated as of February 22, 2017 to Credit Agreement, by and among Open Text Corporation, as guarantor, Open Text GXS ULC, as borrower, the other guarantors party thereto, each of the lenders party thereto and Barclays Bank PLC, as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

February 22, 2017	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, Chief Legal Officer and Corporate Development

Exhibit Index

Exhibit No.	Description

10.1
Repricing Amendment and Amendment No. 2 dated as of February 22, 2017 to Credit Agreement, by and among Open Text Corporation, as guarantor, Open Text GXS ULC, as borrower, the other guarantors party thereto, each of the lenders party thereto and Barclays Bank PLC, as administrative agent.